JOINT VENTURE AGREEMENT

            DB Power, Inc. ("DBP"), a Delaware corporation and an indirect, wholly-owned subsidiary of Dominion Bridge Corporation, a Delaware corporation ("DBC"), and New World Power Corporation, a Delaware corporation ("NWP"), each recognize the unique strengths of the other Party and hereby enter into this joint venture agreement ("Agreement") to develop, construct, own and operate power projects domestic/international as set forth herein.

Strengths:                    NWP brings power  project  development  expertise,
                              power project financing expertise, power project operational expertise, broad knowledge of the domestic/international power markets and knowledge of certain specific domestic/international power project opportunities currently available.

                              DBP brings extensive power project construction expertise, EPC turnkey contract capability, bonding and performance and completion guarantee capability, vendor relationships, infrastructure development expertise, financial wherewithal, steel fabrication expertise, and a broad knowledge of the power markets domestically/internationally.

Power Projects:               Subject  to  the  conditions  set  forth  in  this
                              Agreement,  the Parties  mutually agreed to pursue
                              the joint development of the power projects listed
                              on Exhibit A hereto (the "Initial  Projects")  and
                              such other  projects as shall be  mutually  agreed
                              (the Initial Projects and any additional  projects
                              are  hereinafter  referred to as the  "Projects").
                              For  purposes  of  this  Agreement,   a  "Project"
                              consists of a power purchase agreement and certain
                              permits,   licenses,   contracts  and  proprietary
                              information such as meteorological data or other data relating to a wind, hydro or solar power project and all other rights relating thereto.

                              NWP's Vermont subsidiary (the "Subsidiary") is also identified as a "Project" on Exhibit A hereto. The Parties agree that funding of the Subsidiary as part of the Funding Commitment shall be the last funding provided pursuant to this Agreement. Prior to any such funding, DBP shall conduct a customary due diligence review of the assets and liabilities (including, without limitation, environmental liabilities) and NWP shall convert its shareholder loans to the Subsidiary into equity. In connection with the funding of the Subsidiary pursuant to this Agreement NWP shall transfer 50% of the shares of capital stock of the Subsidiary held by it to DWP.

Joint Venture Management
and Decision-Making:          Prior to the  transfer  of a Project  to a Project
                              Entity as  described  below and/or with respect to
                              the Initial Projects, the transfer of 50% of NWP's
                              equity  interest   therein,   all  decisions  with
                              respect to Projects  shall rest with a five member
                              Management  Committee,  composed  of  two  members
                              selected by DBP,  two members  selected by NWP and
                              the fifth  member  to be  selected  by the  mutual
                              agreement  of DBP and  NWP.  Four  members  of the
                              Management Committee must be present to constitute
                              a quorum and decisions  shall be made based on the
                              affirmative  vote of four of the five  members  of
                              the   Management   Committee.   Members   of   the
                              Management   Committee   shall  be   entitled   to
                              participate   in   discussion   and   voting   via
                              conference telephone. The Management Committee shall have meetings not less often than quarterly.

                              The Executive Director shall prepare, and the Management Committee shall approve, and review as necessary, annual budgets for Joint Venture activities. All decisions with respect to Projects undertaken or to be undertaken by the Joint
                              Venture shall be coordinated at the day to day level by the Executive Director and the Operating Manager. Subject to the authority of the Management Committee and within the constraints of budgets adopted by the Management Committee, the Executive Director shall have the authority to approve single expenditures of the joint venture to third parties which do not exceed $25,000 or $500,000 in the aggregate over a one year period. Expenditures to DBP and its affiliates and those over these amounts shall be approved by the Management Committee.

                              The individuals serving as Executive Director and the Operating Manager shall be selected annually for a term of one year by the Management Committee and may be removed by the Management Committee for incompetence or dereliction of duty, but shall otherwise remain in those positions for the duration of their term.

Development Costs:            Each of the  Initial  Projects  shall be  reviewed
                              prior  to any  expenditure  by the  Joint  Venture
                              Management Committee. The Parties acknowledge that
                              NWP has incurred development costs with respect to the Initial Projects prior to July 31, 1996 of
                              $2.5 million. Subject to the approval requirements for expenditures provided below, in consideration of DBP's receiving a 50% equity interest in the Initial Projects DBP shall pay with respect to the Initial Projects specified on Exhibit A hereto up to $2.5 million (the "Initial Funding Commitment") to equal the amount of development costs for which NWP has received credit pursuant to


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
                              the first sentence of this paragraph; provided, however, (i) that the Initial Funding Commitment shall be reduced by the amount of unexpended development costs to be funded by DBP with respect to Initial Projects which are abandoned by the Management Committee and (ii) in no event shall the Initial Funding Commitment be less than $500,000 (including Development Costs of approximately $130,000 incurred prior by DBP prior to the date of this Agreement). Within five days of the execution of this Agreement, DBP shall deposit into an escrow account $400,000 to be earmarked exclusively for the development of the Texas Project. The Initial Funding Commitment shall be satisfied by the payment by DBP of costs related to Projects in accordance with the Project budget. Except as DBP shall determine in its sole discretion, prior to any funding of a Project pursuant to this Agreement, NWP shall execute bills of sale and such instruments of transfer as DBP shall reasonably request so as to effect DBP's purchase of a 50% interest in each such Project. Except as set above with respect to DBP's commitment of development costs with respect to the Initial Projects, the Parties shall share all project development costs equally, with NWP being responsible for the development costs which will be incurred prior to acceptance of a Project by the Joint Venture, DBP being responsible for the next portion of development costs equal to NWP's initial contribution and the Parties being responsible for the remaining development costs on a 50/50 basis. Development costs shall only be incurred at the direction of the Management Committee and until a Party declines, in its sole discretion, to participate in the development of such project, or a Party or the Joint Venture or a Project Entity abandons or transfers its interest in a Project, or a Party is otherwise required to discontinue its participation in a Project. Development costs include out-of-pocket, third-party expenses reasonably incurred by the Parties in furtherance of development of a Project as well as the cost associated with employees and consultants of the Parties who perform work to develop a power project, as provided below.

                              In no event shall the reimbursable costs for employees and consultants of a Party or an affiliate thereof be credited in excess of an hourly rate which exceeds 1.4 times the hourly equivalent wage in the case of an employee or 1.1 times the hourly fee of a consultant retained by such Party, in each case for the actual time period involved by such staff in Joint Venture development activities. Each Party shall be required to submit detailed time sheets setting forth the tasks performed by the employees and/or consultants in respect of Joint Venture activities. It is anticipated


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
                              that NWP employees and consultants will perform a majority of the development activities. DBP shall have the ability, however, to dedicate up to one full-time equivalent employee to Joint Venture activities, subject to agreement by the Parties as appropriate concerning time commitment and cost reimbursement arrangements with respect thereto.

                              Each Party shall submit bills (and provide all reasonably requested supporting documentation) for development costs incurred after July 31, 1996 on a monthly basis and each Party's share of such costs shall be payable within 30 days of submission of such bills. Semiannually, the Parties shall review and reconcile any development costs incurred hereunder. Verified development costs shall be recovered at project financial closing unless converted to equity or subordinated debt in the projects.

Turnkey Construction:         Where the ability to select the turnkey contractor
                              is  within  the  Joint  Venture's   control,   the
                              Management  Committee  shall  provide to DBP or an
                              affiliate   thereof  the  first   opportunity   to
                              negotiate a turnkey construction contract for each
                              such  Project,  provided  that the contract  meets
                              customary  industry  standards  and the pricing of
                              such  preferred  contract  is  on  terms  no  less
                              favorable  to the project  than as are  obtainable
                              from an  unrelated  party.  DBP or such  affiliate
                              shall   provide    completion   and    performance
                              guarantees and appropriate  security (e.g.  letter
                              of credit,  guarantee,  bond) reasonably required,
                              if at all,  by  project  finance  lenders or other
                              third  party   Project   participants   to  secure
                              performance of its contractual obligations.  Prior
                              to entering into the turnkey contract, NWP and DBP
                              or such affiliate shall jointly (i) agree upon the
                              technical/systems/vendors  to be utilized,  taking
                              into  account   market   conditions   and  project
                              financing requirements (it being recognized that where possible Groupe MIL shall be utilized to provide turbines and towers) and (ii) price and select items of equipment whose value exceeds
                              $250,000.

Project Entity:               After a Project has reached an  appropriate  stage
                              of  development,  DBP and NWP  shall  endeavor  to
                              create  a  Project   Entity  (e.g.,   corporation,
                              limited liability company, partnership), which shall be reasonably acceptable to both Parties to undertake the further development and financing of such Project. The Parties recognize that the Big
                              Springs, Texas Project has been transferred to a Project Entity. The Project Entity organizational documents shall reflect the equity participation of the Parties as are negotiated with the project finance providers and the fact that DBP shall act as the managing general partner or in an analogous operating or


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
                              managing role for such Project Entity, subject to mutually acceptable management or shareholder approval rights. The provisions set forth in this Joint Venture Agreement relating to the terms and conditions of each Project Entity may be varied by mutual agreement of the Parties; in the event of any conflict between this Agreement and any agreement relating to a Project Entity, the agreement relating to the Project Entity shall control.

Project Financing:            DBP, or an affiliate thereof reasonably acceptable
                              to NWP,  shall  advise  each  Project  Entity with
                              respect to financing  alternatives,  including the
                              selection  of  underwriters,   placement   agents,
                              lenders and equity investors. For such services, DBP or such affiliate, shall be entitled to an advisory fee of 1.5% of the gross amount of such financing. The advisory fee payable to DBP or its affiliate shall be in lieu of other third party financial advisory fees, but not in lieu of other financing fees such as commissions and placement fees.

Capital Contributions:        Unless  otherwise  negotiated by the Parties,  NWP
                              and  DBP  shall  each  provide   equity  or  other
                              sponsor-provided funding required from the Parties
                              for  financing  a Project  developed  by the Joint
                              Venture or a Project Entity in proportion to their
                              equity  participation  in a Project.  If agreed by
                              the Parties  and  acceptable  to project  lenders,
                              equity  contributions  may be made in the  form of
                              cash  or  construction  or  engineering  or  other
                              services performed.  Development costs,  including
                              those  incurred  by NWP on  the  Initial  Projects
                              through July 31, 1996, not recovered  through fees
                              at Project  financial  closing shall be considered
                              equity  contributions of the Parties to the extent
                              agreed  by  the  Parties  and   permitted  by  the
                              applicable   project   financing   parties,    and
                              accountants. The Parties acknowledge that any commitment by either Party to invest equity will be conditioned upon obtaining acceptable rates of return and other acceptable provisions in its sole discretion.

Profit/Loss/
Distributions:                Except as otherwise provided in the organizational
                              documents for Project Entities relating to Initial
                              Projects,   all   profits,    losses   and   other
                              distributions  (including  fees and other  similar
                              compensation)   arising  from  Joint   Venture  or
                              Project  Entity   activities  after  repayment  of
                              development  costs  (other than profits and losses
                              arising under separate  construction and operation
                              and  maintenance  contracts)  shall  be  allocated
                              50/50 to NWP and DBP or  otherwise  in  accordance
                              with  each  Party's  equity  contribution  in  the
                              specific  Project Entity to which such development
                              costs  have  been   assigned  by  the   Management
                              Committee.


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
Operations &
Maintenance:                  The  Management   Committee  shall  determine  the
                              operator of all  Projects  developed  by the Joint
                              Venture or a Project Entity under an agreement acceptable to the Parties and Project lenders which provides reasonable oversight to the Parties over operational expenses and activities. The operator shall provide appropriate security (e.g.
                              letter of credit, guarantee, bond) reasonably required by lenders or other third parties to secure performance of its contractual obligations as operator.

Accounting:                   The   Executive   Director   shall   cause  to  be
                              maintained,   on  behalf  of  the  Joint  Venture,
                              records  of  development   costs  and  such  other
                              matters as are reasonably required in connection with Joint Venture activities. The records of the Executive Director and each Project Entity shall be accurate in all material respects and shall fairly present the position and results of the Joint Venture and each Project Entity and shall be prepared on an accrual basis in accordance with U.S.A. generally accepted accounting principles consistently applied. The Executive Director shall retain a public accountant mutually acceptable to NWP and DBP.

Discontinuance:               Except  for  binding  obligations  under  executed
                              contracts in  connection  with a specific  Project
                              executed   after  the  date  of  this   Agreement,
                              including    construction    or   operation    and
                              maintenance   agreements,   with  respect  to  any
                              Project, either Party may elect to discontinue its
                              participation  or any Project or Project Entity by
                              delivering  written notice to the other 15 days in
                              advance of its  discontinuance  provided  that the
                              discontinuing   party  shall  use  all  reasonable
                              efforts to ensure that such  discontinuance  shall
                              not be made in a manner which would unduly disrupt
                              any   near   term   pending    proposals    and/or
                              negotiations  such  that  the  remaining  Party is
                              injured    and    cannot    continue    with   the
                              proposal/negotiations.   Upon   delivery  of  such
                              notice,   the  Parties  shall  for  no  additional
                              consideration,   execute  appropriate  assignment,
                              assumption,  indemnity and release documents which
                              transfer, as of the date of discontinuance, to the
                              remaining  Party  (or  an  affiliate   thereof  as
                              designated   by   such   remaining    Party)   all
                              obligations and rights in the respective project or Project Entity, whichever is applicable. Such discontinuance by a Party shall be immediately effective as an assignment of its interest in any power project; however, the discontinuing Party shall pay its share of development costs incurred by the Joint Venture or Project Entity on or before the date of discontinuance, although such expenses may become due later. The discontinuing
                              Party  shall be entitled to


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
                              be repaid its share of the development costs with respect to any discontinued Project out of the construction or project financing therefor, but only after payments to the remaining party (and any new equity participants) equal to 150 percent of all development costs incurred with respect to the Project; however, the discontinuing Party shall not have any lien on the Project.

Right of First Offer:         After  the   interest   in  a  Project   has  been
                              transferred to DBP pursuant to this Agreement, and
                              notwithstanding any provision of this Agreement to
                              the contrary,  either Party ("Selling  Party") may
                              sell or  transfer  its  interest in any Project or
                              Project  Entity  (but not the Joint  Venture) to a
                              third party,  provided it first notifies the other
                              Party  ("Offeree  Party") of its intention to sell
                              and  sends to the  Offeree  Party a notice  of the
                              terms and  conditions  under  which it proposes to
                              sell; and provided  further that the Selling Party
                              shall first offer to sell all its  interest in any
                              project or Project Entity to the Offeree Party for
                              the  price,  and on the same  terms,  as stated in
                              such notice.  The Offeree Party shall have 30 days
                              after  receiving  such  offer to accept it. If the
                              Offeree  Party  does  not  agree to  purchase  the
                              Selling Party's interest in any project or Project
                              Entity  within the 30-day  period set forth above,
                              the  Selling  Party may sell its  interest  in any
                              project  or  Project  Entity  on the  terms  first
                              proposed in the written  offer sent to the Offeree
                              Party;  provided,   however,  that  no  Party  may
                              transfer  its  interest  in any project or Project
                              Entity to another unless (x) the transferee agrees in writing to be bound by the same terms and conditions of this Agreement (as it applies to such Project or Project Entity) and becomes a party hereto, (y) demonstration to the Offeree
                              Party that it is financially able to assume the Selling Party's obligations; and (z) is otherwise satisfactory to the Offeree Party on its sole discretion.

Compliance with Law:          In   performing   their   respective    activities
                              hereunder,  each Party  agrees to comply  with all
                              applicable  United  States  and  other  applicable
                              laws.  In this  regard,  each  Party  agrees  that
                              neither   it  nor   its   employees,   agents   or
                              subcontractors  shall  make  any  payment  or give
                              anything  of value to any  government  official to
                              influence a  government  decision,  or to gain any
                              other governmental  advantage for the Parties, the
                              Joint Venture,  any project or a Project Entity in
                              connection    with   the   activities    performed
                              hereunder.

Assignment:                   Except   for   assignments   to   Affiliates   and
                              assignments to lenders and others (which each Party agrees to make as reasonably required for project financing) and assignments pursuant to the Right of First Offer set forth above, neither
                              Party may sell, transfer, assign or otherwise encumber any portion of its interest in


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
                              the Joint Venture, any Project, or any Project Entity without the other Party's prior written consent. For purposes of this Agreement, "Affiliate" of a Party shall mean a person or entity controlling, controlled by or under common control with the Party and an "assignment" shall include a "change in control" of a Party of a nature that would be required to be reported in response to Item 6(e) of Regulation 14A under the Securities Exchange Act of 1934.

Nature of Joint Venture:      The Joint  Venture  shall not be  considered,  and
                              this  Agreement  shall not be  considered  to have
                              formed,  a  partnership  or  other  legal  entity.
                              Except for DBP's and NWP's rights to incur project
                              development  expenses  within  the  scope  of this
                              agreement,  unless otherwise agreed, neither Party
                              shall be the agent or  representative  of, or have
                              the power to  legally  bind,  the  other  Party in
                              connection   with  the  activities  of  the  Joint
                              Venture, and each Party shall be severally liable for any obligations to third parties incurred in connection with Joint Venture activities.

Term: The initial term of the Joint Venture shall be three years; but the term shall be automatically extended for additional terms of one year provided that no Party notifies the other Party within 60 days of the end of the term of its election to terminate the Joint Venture and the end of such term. The Joint Venture shall also extend automatically for successive terms of one year at the end of its term but only for the sole purpose of considering identified power projects not yet rejected or pursuing Projects for which a Project Entity has not yet been formed. The term of each Project Entity shall be as set forth in its organizational documents which shall establish a term at least as long as is required to complete the development, construction and operation of its respective Project. The term of the Right of First Offer for any identified project or Project Entity shall extend for a term equal to the applicable Party's right to an equity participation in such project or Project Entity. Notwithstanding the foregoing, the term of this Joint Venture shall terminate upon the bankruptcy or dissolution of either Party or if no activity is undertaken by the Joint Venture for a period of 180 days. Furthermore, any given Project can be terminated if no activity is undertaken with respect thereto by the Joint Venture for a period of 120 days after the approval by the Management Committee for the commencement of activities.

DBC Guaranty:                 DBC hereby  guarantees  the payment of the Initial
                              Funding Commitment as provided herein.


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
Cooperation:                  Since this Joint Venture  Agreement is expected to
                              continue for some time and both Parties  recognize
                              that  the  development  of  Projects  can  present
                              unique challenges or require special arrangements,
                              both   Parties  will  attempt  in  good  faith  to
                              negotiate additional terms or modifications to this Agreement in response to any such unique circumstances which are encountered, consistent with the intent of the Parties in forming this Joint Venture.

            This Agreement has been duly authorized and executed by each Party and is intended to be a legally binding and enforceable agreement under, and governed by, the laws of the State of New York, U.S.A. (without regard to conflicts of law principles).

Dated as of October 31, 1996


DB POWER, INC.                              NEW WORLD POWER CORPORATION

By: /s/ MICHEL L. MARENGERE                 By: /s/ JOHN D. KUHNS
    ----------------------------                ----------------------------
    Name: MICHEL L. MARENGERE                   Name:JOHN D. KUHNS
          ----------------------                      ----------------------
    Title:PRESIDENT                             Title:CHAIRMAN
          ----------------------                      ----------------------

DOMINION BRIDGE CORPORATION

By: /s/ MICHEL L. MARENGERE                 /s/ VITOLD JORDAN
    ----------------------------            --------------------------------
    Name: MICHEL L. MARENGERE                   VITOLD JORDAN
          ----------------------                 INTERIM CEO
    Title:CHAIRMAN
          ----------------------


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
                                                                      SCHEDULE A

                         The New World Power Corporation
                        POTENTIAL JOINT VENTURE PROJECTS

       PROJECT NAME                                 PROJECT DESCRIPTION
       ------------                                 -------------------

1      Texas                                        40 MW wind

2      Woodstock, Minnesota                         10 MW wind

3      Rosier, Wisconsin                            10 MW wind

4      Manatoulin Island                            5 MW wind

5      Tierras Morenas                              20 MW wind

6      La Vantosa                                   20 MW wind

7      Lerma                                        12 MW Hydro

8      Kerry                                        15 MW wind

9      Drumlough Hill                               5 MW wind

10     Turkey                                       10 MW wind

11     Village-- St. Paul (Phase 1)                 150 KW Hybrid

12     Village-- El Cuy                             70 KW Hybrid

13     Village-- St. George                         250 KW Hybrid

14     Ontario Hydro 2                              10 MW wind

15     Anguilla                                     3.5 MW wind

16     Village-- Chiraco Summit                     500 KW Hybrid

17     China                                        Developments

18     Anderson Falls

19     NWP Technology                               Vermont Operations